SECOND AMENDMENT TO THE RUBY TUESDAY, INC.
EXECUTIVE SUPPLEMENTAL PENSION PLAN

THIS SECOND AMENDMENT is made as of this 10th day of April, 2002, by RUBY TUESDAY, INC. (the "Primary Sponsor"), a corporation organized and existing under the laws of the State of Georgia.

W I T N E S S E T H:

WHEREAS, the Primary Sponsor maintains the Ruby Tuesday, Inc. Executive Supplemental Pension Plan (the "Plan"), which was established by indenture effective as of June 1, 1983, and which was last amended and restated by indenture effective July 1, 1999, and last amended by First Amendment to the Plan effective as of April 1, 2001.

WHEREAS, the Primary Sponsor desires to amend the Plan to restate
Appendix A which contains the list of "Qualifying Positions" as that term is defined under Section 2.01(o) of the Plan.

WHEREAS, pursuant to Section 2.1(o) of the Plan, the Chief Executive
Officer of the Primary Sponsor has the sole authority to add to, or subtract from, the list of Qualifying Positions set forth on Appendix A to the Plan.

WHEREAS, the Primary Sponsor also desires to amend the Plan to restate
Appendix B which contains the list of "Subsection (b) Participants" as that term is defined under Section 4.02(b) of the Plan.

NOW, THEREFORE, the Plan is hereby amended, effective as of April 10, 2002, by deleting the existing Appendix A and Appendix B and by substituting therefore Appendix A and Appendix B in the forms attached hereto.

Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

IN WITNESS WHEREOF, the Primary Sponsor has caused this Second Amendment to be executed as of the day and year first above written.

RUBY TUESDAY, INC.


By: /s/ Samuel E. Beall, III
Samuel E. Beall, III
Chairman and Chief Executive Officer
[CORPORATE SEAL]

ATTEST:

/s/ Daniel T. Cronk, Secretary
Daniel T. Cronk, Secretary

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APPENDIX A

RUBY TUESDAY, INC.

EXECUTIVE SUPPLEMENTAL PENSION PLAN
(Restated April 10, 2002)

Eligible Positions from March 9, 1996 through June 29, 1998

President/CEO
President, Ruby Tuesday
Sr. Vice President, Chief Financial Officer
Sr. Vice President, Human Resources
Sr. Vice President, Legal
Sr. Vice President, Marketing/Strategy
Sr. Vice President, Regional Operations
Vice President & Controller
Vice President, Asst. General Counsel/Asst. Secretary
Vice President, Project Development
Vice President, Regional Operations

Eligible Positions Effective June 30, 1998*

All Vice Presidents and Above

Eligible Positions Effective April 1, 1999

All Vice Presidents and Above
Human Resource Director (but not any Director of Human Resources position)

Eligible Positions Effective April 10, 2002

All Vice Presidents and Above
Human Resource Director (but not any Director of Human Resources position) Director of Regional Development (but not any Regional Development Director position)

*In accordance with Section 2.01(k) of the Plan, any person who occupies a position that has been first recognized as a Qualifying Position as of June 30, 1998 shall first become a Participant in the Plan as of the later of January 1, 1999 or the date that all of the remaining eligibility criteria set forth in
Section 2.01(h) of the Plan are satisfied.


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APPENDIX B


The following person(s) have been designated as "Subsection (b) Participant(s)":
(as of July 1, 1999)

Hunt, Pfil
Ingram, Mark
McClenagan, Robert
Mothershed, Russell
O'Toole, Andy
Vilord, Ron
Wallace, Lee


The following person(s) have been designated as "Subsection (b) Participant(s)":
(as of April 10, 2002)

Ingram, Mark
McClenagan, Robert
Wallace, Lee
Duffy, Marguerite N.
Johnson, A. Richard
Brisco, John (effective 5/12/2002)
Cronk, Daniel T. (effective 8/1/2002)